JP MORGAN GLOBAL HIGH YIELD AND LEVERAGED FINANCE CONFERENCE February 23, 2015

1 FORWARD-LOOKING AND OTHER INFORMATION IMPORTANT INFORMATION This information is current only as of its date and may have changed. We undertake no obligation to update this information in light of new information, future events or otherwise. This information contains certain financial projections and forecasts and other forward looking information concerning our business, prospects, financial condition and results of operations, and we are not making any representation or warranty that this information is accurate or complete. See “Forward-Looking Information” below. FORWARD-LOOKING INFORMATION Certain statements in this presentation are “forward-looking statements” within the meaning of the federal securities laws. Statements about our beliefs and expectations and statements containing the words “may,” “could,” “would,” “should,” “will,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project,” “look forward to,” “intend” and similar expressions intended to connote future events and circumstances constitute forward-looking statements. Forward-looking statements include statements about, among other things, future costs and prices of commodities, production volumes, industry trends, demand for our products and services, anticipated cost savings, anticipated benefits from acquisitions or divestitures or new products or facilities, and projected results of operations. Forward-looking statements involve known and unknown risks and uncertainties, which could cause actual results to differ materially from those contained in or implied by any forward-looking statement. Some of the important factors that could cause actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, the following: (1) our ability to successfully implement our business strategy; (2) the cyclical nature of the aluminum industry, material adverse changes in the aluminum industry or our end-use segments, such as global and regional supply and demand conditions for aluminum and aluminum products, and changes in our customers’ industries; (3) our ability to fulfill our substantial capital investment requirements; (4) variability in general economic conditions on a global or regional basis; (5) our ability to retain the services of certain members of our management; (6) our ability to enter into effective metal, natural gas and other commodity derivatives or arrangements with customers to manage effectively our exposure to commodity price fluctuations and changes in the pricing of metals, especially London Metal Exchange-based aluminum prices; (7) our internal controls over financial reporting and our disclosure controls and procedures may not prevent all possible errors that could occur; (8) increases in the cost of raw materials and energy; (9) the loss of order volumes from any of our largest customers; (10) our ability to retain customers, a substantial number of whom do not have long-term contractual arrangements with us; (11) our ability to generate sufficient cash flows to fund our capital expenditure requirements and to meet our debt service obligations; (12) competitor pricing activity, competition of aluminum with alternative materials and the general impact of competition in the industry segments we serve; (13) risks of investing in and conducting operations on a global basis, including political, social, economic, currency and regulatory factors; (14) current environmental liabilities and the cost of compliance with and liabilities under health and safety laws; (15) labor relations (i.e., disruptions, strikes or work stoppages) and labor costs; (16) our levels of indebtedness and debt service obligations, including changes in our credit ratings, material increases in our cost of borrowing, or the failure of financial institutions to fulfill their commitments to us under committed credit facilities; (17) our ability to access the credit and capital markets; (18) the possibility that we may incur additional indebtedness in the future; (19) limitations on operating our business as a result of covenant restrictions under our indebtedness and our ability to pay amounts due under the Senior Notes; (20) the transactions contemplated by the purchase and sale agreement (including the possibility that the transactions may not close or that, if a transaction does close, Aleris may not realize the anticipated benefits from such transaction) we entered into on October 17, 2014; (21) the transactions contemplated by the definitive agreement (including the possibility that the transactions may not close or that, if a transaction does close, Aleris may not realize the anticipated benefits from such transaction) we entered into on December 18, 2014; and (22) other factors discussed in our filings with the Securities and Exchange Commission, including the sections entitled “Risk Factors” contained therein. Investors, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. We undertake no obligation to publicly update or revise any forward-looking statements, whether in response to new information, futures events or otherwise, except as otherwise required by law. NON-GAAP INFORMATION The non-GAAP financial measures contained in this presentation (including, without limitation, EBITDA, Adjusted EBITDA, commercial margin, and variations thereof) are not measures of financial performance calculated in accordance with U.S. GAAP and should not be considered as alternatives to net income and loss attributable to Aleris Corporation or any other performance measure derived in accordance with GAAP or as alternatives to cash flows from operating activities as a measure of our liquidity. Non-GAAP measures have limitations as analytical tools and should be considered in addition to, not in isolation or as a substitute for, or as superior to, our measures of financial performance prepared in accordance with GAAP. Management believes that certain non-GAAP performance measures may provide investors with additional meaningful comparisons between current results and results in prior periods. Management uses non-GAAP financial measures as performance metrics and believes these measures provide additional information commonly used by the holders of our senior debt securities and parties to the ABL Facility with respect to the ongoing performance of our underlying business activities, as well as our ability to meet our future debt service, capital expenditures and working capital needs. These adjustments are based on currently available information and certain adjustments that we believe are reasonable and are presented as an aid in understanding our operating results. They are not necessarily indicative of future results of operations that may be obtained by the Company. INDUSTRY INFORMATION Information regarding market and industry statistics contained in this presentation is based on information from third party sources as well as estimates prepared by us using certain assumptions and our knowledge of these industries. Our estimates, in particular as they relate to our general expectations concerning the aluminum industry, involve risks and uncertainties and are subject to changes based on various factors, including those discussed under “Risk Factors” in our filings with the Securities and Exchange Commission.

2 CONTENTS Aleris Overview Key Highlights Financial Overview

3 Aleris Overview

A LEADING GLOBAL DOWNSTREAM ALUMINUM COMPANY

Aleris

Aleris 2014E Adj. EBITDA: **$262-268M**

Continuing Operations

2014E Adj. EBITDA: **$174-178M**[1]

Business Overview

- **Business Segments:** RPNA, RPEU, RPAP
- **Global Market Segments:**
  - Aerospace
  - Automotive
  - Heat Exchanger
  - Commercial Plate & Defense
- **Regional Industries**
  - Building & Construction
  - Distribution
  - Truck Trailer

Position

- #1 in North America building and construction
- A leading player in auto body sheet in Europe
- A leading player in aerospace sheet and plate globally

Revenue by Segment

2014E Revenue: $3.0B[3]



RPAP
RPEU
43%
RPNA[1]
55%

Discontinued Operations[2]

2014E Adj. EBITDA: **$88-90M**

- **Business Segments:** RSAA, RSEU, Extrusions
- **Recycling & Specification Alloys**
  - Packaging (can sheet)
  - Transportation
  - Automotive
  - Deox (steel production)
- **Extrusions**
  - Engineering
  - Automotive

2014E Revenue: $1.8B



RSEU
28%
53%
RSAA
19%
Extrusions

[1] Includes Corporate overhead expenses of $48M

[2] The closing of the sales of Extrusions and Global Recycling (announced December 18, 2014 & October 17, 2014, respectively) are subject to customary closing conditions and regulatory approvals

[3] ProForma for Nichols 1Q14 revenue of $92M prior to acquisition

4

5 A TALE OF TWO HALVES Adjusted EBITDA – 1H Adjusted EBITDA - 2H ($M) (22%)1 78%1 1Year over year change in Adjusted EBITDA for Continued Operations Aleris momentum returns in 2H14 2013 2014 Variance Continuing Operations $106 $83 ($24) Discontinued Operations 36 41 5 Total Aleris $142 $124 ($18) 2013 2014E Variance Continuing Operations $51 $89-$93 $38-$42 Discontinued Operations 43 49-51 6-8 Total Aleris $94 $138-144 $44-$50

ALERIS TRANSFORMATION STRATEGY

Aleris

Become a leading "pure play" rolled products company

- ✓ Leader in North American B&C & Truck Trailer
- ✓ #1 US Continuous Cast footprint
- ✓ A leader in Europe auto body sheet; US investment underway
- ✓ A leading global supplier of Aerospace plate and sheet
- ✓ 1st plate mill in China with western OEM aero qualification
- ✓ Continued commitment and leadership in recycling content

2014E Revenue by Segment[1]



RSEU
RPNA
11%
33%
19%
RSAA
7%
28%
Extrusions
RPAP
RPEU
Discontinued Operations

Divestitures enhance flexibility and focus

- ✓ Divestitures create singular focus on rolled products
- ✓ Enhances liquidity
- ✓ Strengthens balance sheet
- ✓ Allows for further strategic investment
- ✓ Transactions expected to close in 1Q15

IMPLIED ENTERPRISE VALUE:

Recycling[2]: $562M
Extrusions[3]: €82M ($94M)

[1]ProForma for Nichols 1Q14 revenue of $92M prior to acquisition
[2]Implied Enterprise Value is a management estimate based on the estimated cash, preferred stock to be delivered at closing and the assumption of $37M of pension liabilities
[3]Implied Enterprise Value is a management estimate based on the estimated cash of €36M to be delivered at closing and the assumption of €46M in debt and pension/post retirement obligations

Singularly focused global leader in rolled products

6

7  Two world-class aerospace plate facilities  Two sites on the forefront of the automotive transformation  Largest, most flexible network serving the U.S. B&C industry  Leading position in key regional industries  Strategic growth platform in China KEY FACILITIES ON THREE CONTINENTS

8 Key Highlights

9 KEY HIGHLIGHTS Flexibility of capital structure further enhanced with pending divestitures Significant growth investments underpin future performance Well-positioned to benefit from economic recovery and growth in aluminum consumption Company-wide focus on best-in-class performance

10 Significant opportunities for aluminum growth GLOBAL ALUMINUM TRENDS MOBILITY GLOBAL RECOVERY SUSTAINABILITY  Aerospace growth  Lightweight revolution in automotive  Housing, industrial growth  Strengthening LME  Recyclability  Lightweight

11 HEALTHY PROJECTED GLOBAL FLAT ROLLED ALUMINUM GROWTH1 Automotive leading growth; Aleris well-positioned Transportation B&C Industrial CAGR ‘14-’19 (%) China North America Western Europe 1Source: CRU Aluminum Outlook Quarterly Report November 2014 2019F 2014F 2019F 2014F 2014F 2019F (kT) +10% 3518 2150 +5% 2690 2140 +7% 3508 2493 15.1% 4.6% 3.6% 8.3% 1.7% 1.7% 9.8% 5.1% 7.2%

12 313 779 165 AIRCRAFT BACKLOGS REMAIN AT RECORD LEVELS 1Source: Airbus & Boeing reports as of 12/31/2014 2Backlog defined as Net Orders (Gross Orders – Conversions/Cancellations) - Deliveries A380 A350 A330 A320 5129 603 843 31 B747 B787 B777/767 B737 4205 Backlog (planes)1,2 Airbus backlog break out per AC1,2 Boeing backlog break out per AC1,2 Aircraft Build Rates 2004 - 20141 2 0 2 0 F 2 0 1 9 F 1672 2 0 1 8 F 1670 1555 2 0 1 6 F 1488 1643 2 0 1 7 F 2 0 1 5 F 1421 2 0 1 4 1389 2 0 1 3 1331 2 0 1 2 1191 2 0 1 1 1011 2 0 1 0 972 2 0 0 9 979 2 0 0 8 858 2 0 0 7 888 Airbus Boeing 12068 2 0 0 4 2545 2 0 1 4 Expect aluminum to remain as the material of choice

13 2024F 2023F 2022F 2021F 2020F +19% 2025F 3517 2013 450 3354 3025 2809 2612 2369 2015 1744 2019F 2018F 2017F 2016F 2015F 2014 632 1542 1282 951 EU3 China1 NA2 Global ABS Industry Demand (kT) Aleris driving to be a leader in ABS on three continents 1McKinsey, 2015 2Ducker International / Aluminum Association, 2014 3Ducker International / European Aluminum Association 2014 Opportunity for China ABS – 215 kT of untapped hot mill capacity with full coil / CALP potential Committed two CALP lines in Lewisport – Production expected to begin in 2017 Strong presence in Europe with one CALP line in Duffel – Ample hot mill capacity to support a second CALP ALUMINUM AUTO BODY SHEET – TRANSFORMATIVE OPPORTUNITY Aleris Position

14 NORTH AMERICAN BUILDING & CONSTRUCTION 1Sources: National Association of Home Builders; Wells Fargo; Freddie Mac; Fannie Mae; LCM; John Burns 2Moody’s analytics forecast 3U.S. Census Bureau Projected US population trends to support solid long term growth fundamentals North American Housing Starts (000s)1 1050 700 350 2 0 1 3 925 618 307 2 0 1 2 781 533 248 2 0 1 1 608 430 178 2 0 1 0 587 470 117 2 0 0 9 554 445 109 2 0 0 8 905 622 283 2 0 0 7 1355 1046 309 2 0 0 6 1812 1474 338 2 0 0 5 2073 1719 354 2 0 0 4 1950 1604 346 2 0 0 3 1854 1505 349 2 0 0 2 1710 1100 1363 347 2 0 0 1 1601 1272 329 2 0 1 4 2 0 1 7 F 1225 2 0 1 5 F 2 0 1 6 F 345 1300 320 375 780 880 925 Single Family Multi Family 2.2 2.0 1.8 1.6 1.4 1.2 1.0 0.8 0.6 0.4 0.2 0.0 Demand for new houses2 M units / year. 1.20 1.60 2018 2010 2000 1990 1980 1970 Housing starts Housing formation demand Total demand for new houses Forecast 2.4 2.5 2.6 2.7 2.8 2.9 3. 3.1 3.2 2010 2000 1990 Household size3 Average number of people per household 1980 1970

A BALANCED, GROWTH-ORIENTED END USE EXPOSURE

Revenue by End Use[1]



13%
15%
24%
22%
6%
20%
Other

Select End Use Commentary

End Use	5 yr. CAGR	Key Segment drivers
Aerospace		▪ Significant OEM backlog ▪ Emerging economies driving growth
Automotive		▪ Massive transformation underway ▪ Customer requirements increasing (formability, etc.)
NA B&C		▪ Steady recovery underway ▪ Still well below 20 yr. avg. ▪ Remodeling counter cyclical
Distribution		▪ EU economic cycle ▪ Demand linked to GDP & Auto
Truck Trailer		▪ Solid trailer builds ▪ Demand linked to GDP

[1] 2013 ProForma for Nichols, excludes Global Recycling and Extrusions, 2013 ex Nichols Revenue by End Use is as follows: Aero (15%), Auto (17%), NA B&C (16%), Dist. (23%), Truck Trailer (6%), Other (22%)

High growth portfolio; Geographic and end use diversity brings stability

15

16  Aerospace growth and shift in demand to Asia  Significant optionality; underutilized Hot Mill  Built to exacting Koblenz standards DUFFEL $70M NICHOLS ACQUISITION $110M CHINA $350M  Capturing transformative shift in auto  Global customer base; many OEM’s  Widest ABS capabilities in Europe  Well-timed to benefit from housing recovery  Comparable asset base; similar technologies  Significant synergy opportunity NA AUTO BODY SHEET $350M  Capturing transformative shift in auto  Upgrading Lewisport facility and product mix  Leverages global leading ABS capabilities KEY INVESTMENTS – FOUNDATION FOR GROWTH IN PLACE % CapEx Spent Current Adj. EBITDA as % of Run Rate Significant investments committed to support growth; future benefits to be realized

NICHOLS ACQUISITION – SIGNIFICANT VALUE CREATION OPPORTUNITY

Overview

- Key North American aluminum supplier to B&C industries
- Four facilities
  - Davenport, IA (2)
  - Lincolnshire, IL
  - Decatur, AL (announced closure)
- Purchase price $110M; Shipments ~300M lbs[1]



Value Creation Opportunity

- Capture B&C recovery opportunity
- Significant profitability improvement
- Substantial synergy opportunity ($15M+)
  - Combined management / other SG&A
  - Closing Decatur; system optimization

Adjusted EBITDA[2]



Newport
Nichols
1.0
2009
2010
2011
2012
2013

[1]2013 shipments from Quanex SEC filings
[2]Aleris Analysis

Well timed acquisition; Realizing synergy / strategic benefits

17

18 DUFFEL AUTOMOTIVE – SOLID FOUNDATION FOR GROWTH Wide Automotive Body Sheet  New cold rolling mill  Furnaces  Automation  $70M investment completed 10+ years experience serving premium automotive sector 3Q14 YTD Automotive volume increased 36% vs. 3Q13 YTD

19 NORTH AMERICA AUTOMOTIVE BODY SHEET UPDATE  Announced $350M investment to add ABS in Lewisport  Aleris’ first automotive mill in North America  Positions Aleris to meet significant demand growth Lewisport ABS Investment  Target first shipments by early 2017  Leverages technology and expertise of Duffel facility  Working with key OEM’s

20 NORTH AMERICAN AUTOMOTIVE ALUMINUM OPPORTUNITY Tremendous aluminum growth expected in North America automotive sector Source: Ducker Worldwide, 2014 By 2025… 27% of all body and closure parts for light vehicles in North America will be made of aluminum Aluminum hood penetration will reach 85%; doors will reach 46% Use of aluminum sheet for vehicle bodies to increase to 4 billion lbs (200 million in 2012) 18% Number of vehicles with complete aluminum body structures (<1% today) 7 out of 10 Pickup trucks will be aluminum bodied

21  World class rolling mill initially targeting value added heat-treat plate applications, including aerospace - 250kT Hot Mill capacity; 35kT plate capacity - State-of-the-art machinery - Leverages Aleris reputation in aerospace  Meeting customer aerospace requirements - Nadcap accreditation; AS9100 certification - Airbus, COMAC, Bombardier qualifications - 3.5 years from ground break to aircraft qualification  Growth opportunities in various plate end uses - Aerospace, LNG & high speed rail - Semiconductor, Tool / mold  Potential future investment in auto body sheet Overview Plant Shipments by Quarter (tons) 3806 2809 2324 1649 1852 1142 132 0 1000 2000 3000 4000 4Q13 3Q14 2Q14 1Q14 3Q13 2Q13 1Q13 Aleris well positioned for transformational growth in China ZHENJIANG ROLLING MILL

22 SIGNIFICANT COMMITMENT – INVESTING IN R&D TO SUPPORT GROWTH Innovation centers driving technical expertise R&D Research & Development Push the limits of understanding Innovate through products, process, and methodologies PPT Product Process Technology Define the process Qualify the product and the process Solve issues Drive continuous improvement 5 Innovation Centers Duffel Automotive Coil & Sheet Koblenz Aerospace, Heat Exchanger & Commercial Plate Aachen Advanced Research & Modeling Zhenjiang Aircraft & Commercial Plate United States In progress

23 ALERIS OPERATING SYSTEM The Aleris Operating System is a global common approach of principles, practices, and tools that engage our employees in the relentless pursuit of People, Process and Asset Reliability through a Continuous Improvement Culture Overview Company-wide focus on continuous improvement

24 Financial Overview

25 KEY PERFORMANCE METRICS – TOTAL ALERIS Volume (kT)1 LTM Adjusted EBITDA ($M)2 1Excludes slab sales from Voerde cast house 22011 – 2013 results represent the sum of previously disclosed Segment Adjusted EBITDA for RPNA, RPEU, RPAP & Corporate overhead expenses 3ProForma for Nichols volumes of 144kT in 2007. 2014 includes 31kT of Nichols 1Q volume (prior to acquisition). Economic recovery, acquisitions, share gains, and recovery in B&C Quality and service, new alloy development and supply / demand Growth in value-added Aero and ABS LME, MWP, scrap availability and processing capabilities Productivity focus, volume leverage from recovery and synergies Business and Earnings Drivers Key Areas of Impact on Drivers Volume Rolling margin / conversion price Mix Scrap and metal spreads Cash conversion costs $300 250 200 150 100 50 0 4Q14E 172 - 176 262 -268 3Q14 145 233 2Q14 133 218 1Q14 152 231 4Q13 157 236 3Q13 180 255 2Q13 197 266 1Q13 204 278 Continuing Operations Total Aleris 596 513 396 334 2014E 2007 RPEU RPNA3

SIGNIFICANT RECOVERY OF MAJOR SEGMENTS SINCE 2Q14 TROUGH

RPNA LTM Adjusted EBITDA ($M)



$109
$107
$97
$76
$76
$68
$79
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14E

- Housing rebound; Nichols synergies driving higher results
- Scrap spread recovery; higher LME outlook
- High value auto to replace lower margin distribution

RPEU LTM Adjusted EBITDA ($M)



$131
$125
$119
$115
$112
$103
$104
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14E

- High value auto volume growth
- Record aircraft backlogs and build rates
- Poised for Europe recovery; focusing on highest value segment

Both key regions positioned well for growth

26

27 Capital Expenditures Summary 64 91 82 99 78 225 107 2014E $121 22 2013 $188 2012 $315 $142 2011 Maintenance Growth Aleris strategy leading to higher quality of earnings NEW ALERIS – KEY FINANCIAL METRICS1 1Excludes Global Recycling & Extrusions CapEx of $63M, $75M, $50M and 43M in 2011, 2012, 2013 & 2014, respectively 2 Includes Corporate overhead expenses of $48M Adjusted EBITDA $ / ton $128-$131 $89-$91 $217-$222 Discontinued Ops Continuing Ops2 2014E  Significant recent investments completed  Expect to realize profitability benefits Greater than $750M invested in Aleris over the past 4 years

28 PROFORMA CAPITAL STRUCTURE, LIQUIDITY, & AMORTIZATION SCHEDULE1 0 100 200 300 400 500 600 700 2019 $40 2018 $531 2017 $19 2016 $611 2015 $5 $665 Thereafter Recourse Revolver China  No material near term amortization requirements  No covenants unless liquidity drops substantially  Unsecured, except for working capital assets Debt Maturity Profile 9/30/2014 ($M)2 Capital Structure Highlights Liquidity Summary – 9/30/2014 ($M) Capital Structure ($M) Cash $347 Availability under ABL facility 357 Liquidity $704 1ProForma for net proceeds from sales of Global Recycling & Extrusions 2Amounts exclude applicable discounts. 3Excludes Non-Recourse China Loan Facilities Repositions portfolio; Reloads capacity to invest 9/30/14 Cash $347 ABL 0 Notes2 1,000 Non-Recourse China Loan Facilities2 211 Other2 50 Net Debt $914 2014E Adjusted EBITDA $174-$178 9/30/2014 Net Debt / 2014E Adj.EBITDA 5.3x - 5.1x 9/30/2014 Net Recourse Debt3 / 2014E Adj. EBITDA 4.1x - 4.0x

29 KEY HIGHLIGHTS Flexibility of capital structure further enhanced with pending divestitures Significant growth investments underpin future performance Well-positioned to benefit from economic recovery and growth in aluminum consumption Company-wide focus on best-in-class performance

30